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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 27, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702               34-1531521
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)             File Number)         Identification No.)



           500 Post Road East, Suite 320, Westport, Connecticut    06880
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               (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

     On November 4, 2004, Terex Corporation (the "Company") issued a press release revising certain historical segment results for the three and nine month periods ended September 30, 2003 as previously presented in its press release dated October 27, 2004, releasing and reviewing the Company's financial results for its fiscal quarter and nine month period ended September 30, 2004. A copy of the press release containing the corrected information is attached as Exhibit
99.1 to this Form 8-K/A. In addition, the Company has made available on its website, www.terex.com, a copy of its October 27, 2004 release incorporating the corrected information, as well as a document presenting its historical financial performance, by segment, on a quarterly basis, commencing with the first quarter of 2003.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on November 4, 2004.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 4, 2004


                                         TEREX CORPORATION


                                         By:  /s/ Phillip C. Widman
                                             Phillip C. Widman
                                             Senior Vice President and
                                             Chief Financial Officer










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